Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 117,226,340.31
Previously Paid Amount	0
Total Fee Amount	17,302.61
Total Offset Amount	0
Net Fee	$ 17,302.61